Kensington Hedged Premium Income ETF
Schedule of Investments
March 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 96.2%		Shares	Value
Vanguard S&P 500 ETF (a)		208,811	$107,310,061
TOTAL EXCHANGE TRADED FUNDS (Cost $112,237,708)			107,310,061

PURCHASED OPTIONS - 2.1%	Notional Amount	Contracts	Value
Call Options - 0.2%			$–
S&P 500 Index, Expiration: 04/17/2025; Exercise Price: $5,837.59 (b)(c)(e)	$110,553,445	197	267,989

Put Options - 1.9%			$–
S&P 500 Index, Expiration: 06/20/2025; Exercise Price: $5,384.18 (b)(c)(e)	106,068,346	197	2,072,921
TOTAL PURCHASED OPTIONS (Cost $2,554,357)			2,340,910

TOTAL INVESTMENTS - 98.3% (Cost $114,792,065)			109,650,971
Money Market Deposit Account - 0.6% (d)			628,486
Other Assets in Excess of Liabilities - 1.1%			1,278,058
TOTAL NET ASSETS - 100.0%			$111,557,515
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Exchange-traded.
(c)	100 shares per contract.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.20%.

(e)	Held in connection with written option contracts. See Scheule of Written Options for further information.

Kensington Hedged Premium Income ETF
Schedule of Written Options
March 31, 2025 (Unaudited)

WRITTEN OPTIONS - (1.6)%	Notional Amount	Contracts	Value
Call Options - (1.3)%
S&P 500 Index, Expiration: 04/17/2025; Exercise Price: $5,667.56 (a)(b)(c)	$(110,553,445)	(197)	$(1,419,383)

Put Options - (0.3)%
S&P 500 Index, Expiration: 06/20/2025; Exercise Price: $4,534.05 (a)(b)(c)	(89,320,785)	(197)	(370,047)
TOTAL WRITTEN OPTIONS (Premiums received $2,647,429)			$(1,789,430)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b) (c)	100 shares per contract. Held in connection with purchased option contracts. See Schedule of Investments for further information.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Kensington Hedged Premium Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$107,310,061	$–	$–	$107,310,061
Purchased Options	–	2,340,910	–	2,340,910
Total Investments	$107,310,061	$2,340,910	$–	$109,650,971

Liabilities:
Investments:
Written Options	$–	$(1,789,430)	$–	$(1,789,430)
Total Investments	$–	$(1,789,430)	$–	$(1,789,430)

Refer to the Schedule of Investments for further disaggregation of investment categories.